FormulaFolios Smart Growth ETF

FFSG

SUMMARY PROSPECTUS

September 28, 2022

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated September 28, 2022, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at formulafoliofunds.com/smart-growth-etf. You can also obtain these documents at no cost by calling 888-562-8880 or by sending an email request to orderformulafoliosetfs@ultimusfundsolutions.com. Shares of the Fund are listed and traded on Cboe BZX Exchange, Inc. (the “Exchange”).

Investment Objective: The Fund seeks to provide capital growth.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.37%
Acquired Fund Fees and Expenses(1)	0.09%
Total Annual Fund Operating Expenses	0.81%
Fee Waiver and/or Expense Reimbursement(2)	(0.12%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.69%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
(2)	The Fund’s adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least September 30, 2023, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), or extraordinary expenses such as litigation) will not exceed 0.60% of the Fund’s net assets. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years (within the three years from the date the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the foregoing expense limits or those in place at the time of recapture. This agreement may be terminated by the Trust’s Board of Trustees only on 60 days’ written notice to the Fund’s adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$70	$246	$438	$990

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Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended May 31, 2022, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.

Principal Investment Strategies: The Fund is an actively managed exchange traded fund (“ETF”) that is a fund of funds. As an actively managed fund, the Fund does not seek to replicate the performance of an index. The Fund seeks to achieve its investment objective by investing through other unaffiliated ETFs primarily in domestic and foreign (including emerging markets) growth-oriented equity securities of any market capitalization (which include real estate investment trusts (“REITs”)) and U.S. Treasuries or other cash equivalents. The advisor uses proprietary quantitative models with discretionary implementation to allocate the Fund’s assets. The advisor uses both internal and external market research sources to inform, guide, and make investment decisions. The Fund is generally 100% invested in growth-oriented equity ETFs when the adviser’s investment models indicate a bullish trend for the equity market, and is generally 50% invested in growth-oriented equity ETFs and 50% invested in U.S. Treasuries and/or U.S. short-term bonds to hedge risk when the adviser’s models indicate a bearish trend for the equity markets.

Half of the Fund’s portfolio is allocated to a basket of growth-oriented equity ETFs. The growth-oriented equity ETFs in the basket are selected based on their potential to generate higher than average returns, mainly in the form of capital appreciation, over a long period of time (at least two years) while carrying a higher than average level of risk (higher than average potential for large decreases in portfolio value) based on historical fundamental market research of various growth asset classes (e.g., small-cap U.S. stocks, large-cap U.S. stocks, emerging market stocks, and developed international stocks). The ETFs in the basket must have competitive expense ratios and closely track the asset class to which the ETF’s strategy is seeking exposure.

With the other half of the portfolio, the adviser uses its investment model to identify trends in the equity markets. If the model indicates that the equity markets are in a long-term (at least a year) bullish trend (stock prices are increasing) as measured by a blend of various technical momentum (analysis of price trends and supply and demand in the market in attempt to determine where prices are headed), economic, and behavioral (uses behavioral psychological data to attempt to determine why investors make certain financial decisions) analysis indicators, the model suggests investments in the same basket of growth-oriented equity ETFs as the other half of the portfolio, so the Fund is fully invested in growth-oriented equity ETFs. If the model indicates that the equity markets are in a bearish trend (stock prices are decreasing) as measured by a blend of various technical momentum, economic, and behavioral analysis indicators, the model suggests investments in U.S. Treasuries and/or other cash equivalents with the other half of the portfolio, so the Fund is 50% invested in growth-oriented equity ETFs and 50% invested in U.S. Treasuries and/or other cash equivalents to hedge risk. The technical momentum, economic, and behavioral analysis indicators used to determine if the market is doing well or poorly include moving average crossovers (bearish when the shorter term averages cross below the longer term averages), oscillators (bearish when the current prices are closer to more recent low prices rather than more recent high prices), price acceleration measurements (bearish when trading volume increases as prices are moving down, indicating faster downward price pressure) labor market data (bearish when fewer new jobs are being created and unemployment is trending up), market breadth data (bearish when a higher number of stocks are below their moving averages), earnings data (bearish when earnings estimates are being revised downward and when earnings are falling), and analyst sentiment data (bearish when analysts are revising lower economic growth). This half of the Fund’s portfolio is rebalanced monthly. The Fund typically holds 6-7 ETFs in its portfolio.

Principal Investment Risks: As with all funds, there is a risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value (“NAV”) and performance.

The following describes the risks of investing in the Fund. As with any fund, there is no guarantee that the Fund will achieve its goal.

Credit Risk. Credit risk is the risk that the issuer of a security and other instrument will not be able to make principal and interest payments when due. Credit risk may be substantial for the Fund.

Emerging Markets Risk. Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid. There may also be less reliable or publicly available information about emerging markets due to non-uniform regulatory, auditing or financial recordkeeping standards, which could cause errors in the implementation of the Fund’s investment strategy. The Fund’s performance may depend on issues other than those that affect U.S. companies and may be adversely affected by different rights and remedies associated with emerging market investments, or the lack thereof, compared to those associated with U.S. companies.

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Equity Securities Risk. Fluctuations in the value of equity securities held by the Fund will cause the NAV of the Fund to fluctuate.

•	Common Stock Risk. Common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments. Common stock will be subject to greater dividend risk than preferred stocks or debt instruments of the same issuer. In addition, common stocks have experienced significantly more volatility in returns than other asset classes.
•	Preferred Stock Risk. Generally, preferred stockholders (such as the Fund) have no voting rights with respect to the issuing company unless certain events occur. In addition, preferred stock will be subject to greater credit risk than debt instruments of an issuer, and could be subject to interest rate risk like fixed income securities, as described below. An issuer’s board of directors is generally not under any obligation to pay a dividend (even if dividends have accrued), and may suspend payment of dividends on preferred stock at any time. There is also a risk that the issuer of any of the Fund’s holdings will default and fail to make scheduled dividend payments on the preferred stock held by the Fund.

ETF Investment Risk. Other investment companies, such as ETFs (“Underlying Funds”), in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks. The Fund will be subject to the principal investment risks of Underlying Funds by virtue of the Fund’s investment in each such funds.

ETF Structure Risk. The Fund and each Underlying Fund are structured as an ETF and as a result the Fund is subject to special risks, including:

•	Not Individually Redeemable. The Fund’s shares (“Shares”) are not individually redeemable to retail investors and may be redeemed by the Fund only to authorized participants at NAV in large blocks known as “Creation Units.” An authorized participant may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.
•	Trading Issues. An active trading market for Shares may not be developed or maintained. Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. If Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.
•	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.
o	In times of market stress, market makers may step away from their role market making in Shares and in executing trades, which can lead to differences between the market value of Shares and the Fund’s NAV.
o	To the extent authorized participants exit the business or are unable to process creations or redemptions and no other authorized participant can step in to do so, there may be a significantly reduced trading market in Shares, which can lead to differences between the market value of Shares and the Fund’s NAV.
o	The market price for Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Shares than the Fund’s NAV, which is reflected in the bid and ask price for Shares or in the closing price.
o	When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for Shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which could lead to differences between the market value of Shares and the Fund’s NAV.
o	In stressed market conditions, the market for Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of Shares may, in turn, lead to differences between the market value of Shares and the Fund’s NAV.
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Fluctuation of Net Asset Value Risk. The NAV of Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for Shares on the Exchange. The adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. In addition, unlike conventional ETFs, the Fund is not an index fund. The Fund is actively managed and does not seek to replicate the performance of a specified index. Index based ETFs have generally traded at prices which closely correspond to NAV per share. Actively managed ETFs have a limited trading history and, therefore, there can be no assurance as to whether and/or the extent to which Shares will trade at premiums or discounts to NAV.

Foreign Securities Risk. Since the Fund’s investments may include ETFs with foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar.

Growth Stock Risk. Growth stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

Income Risk. The Fund’s income may decline when yields fall. This decline can occur because the Fund or the Underlying Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Fund’s index are substituted, or the Fund or the Underlying Fund otherwise needs to purchase additional bonds.

Interest Rate Risk. An increase in interest rates may cause the value of securities held by the Fund or the Underlying Fund to decline, may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments. The Fund takes positions in ETFs that invest in U.S. Treasuries and other futures and interest rate swaps. As a result, when interest rates decline, the Fund will underperform funds with long-only investments in the same investment grade bonds as the Fund. There is no guarantee that the Fund or Underlying Fund will have positive performance even in environments of sharply rising interest rates. There is no guarantee that the Fund or Underlying Fund will be able to successfully mitigate interest rate risk.

Management Risk. The adviser may be incorrect in its assessment of the intrinsic value of the securities the Fund holds which may result in a decline in the value of Shares and failure to achieve its investment objective. The Fund’s portfolio managers use qualitative analyses and/or models. Any imperfections or limitations in such analyses and models could affect the ability of the portfolio managers to implement strategies.

Market Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate-change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on the U.S. financial market. The novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, had negative impacts, and in many cases severe negative impacts, on the U.S. financial market. It is not known how long such impacts, or any future impacts of other significant events described above, may last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

REITs Risk. Underlying Funds may invest in REITs. The value of the Underlying Funds’ investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual REITs in which the Underlying Funds invest.

Securities Market Risk. The value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously.

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Small and Medium Capitalization Stock Risk. The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

U.S. Treasury Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Changes to the financial condition or credit rating of the U.S. government may cause the value of U.S. Treasury obligations to decline.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Shares for each calendar year since the Fund’s inception. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.formulafoliofunds.com/smart-growth-etf or by calling toll-free 888-562-8880.

Performance Bar Chart For Calendar Year Ended December 31

Best Quarter:	2nd Quarter 2020	19.51%
Worst Quarter:	1st Quarter 2020	(24.97%)

The Fund’s year-to-date return as of the most recent quarter, which ended June 30, 2022 was (17.94)%.

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Performance Table

Average Annual Total Returns

(For periods ended December 31, 2021)

	One Year	Since Inception (11/1/17)
Return before taxes	22.16%	12.02%
Return after taxes on distributions	21.35%	11.49%
Return after taxes on distributions and sale of Fund shares	13.10%	9.33%
Dow Jones Aggressive Portfolio Index	18.57%	11.49%

Investment Adviser: FormulaFolio Investments, LLC (the “Adviser”).

Portfolio Manager: Mark DiOrio, has been Chief Investment Officer and led the Investment Committee of the investment adviser, Brookstone Capital Management, LLC since 2015. Following the merger of Brookstone Capital Management, LLC and FormulaFolio Investments, LLC, Mr. DiOrio serves as Chief Investment Officer and has served as the Fund’s portfolio manager since September 2020.

Purchase and Sale of Fund Shares: Individual Shares may be purchased and sold in secondary market transactions through a broker dealer or at market price. Shares are listed for trading on the Exchange and trade at market prices rather than NAV. Shares may trade at a price that is greater than, at, or less than NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the second market (the “bid-ask spread”). Information on the Fund’s NAV, market price, premiums and discounts and bid-asks spreads is available on the Adviser’s website at www.formulafoliofunds.com.

Tax Information: The Fund’s distributions are generally taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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